EXHIBIT 10.2

AMENDMENT NO. 1 TO AGREEMENT

THIS AMENDMENT No. 1 to AGREEMENT is made as of April 1, 2009 (this “Amendment”) by and among Wendy’s/Arby’s Group, Inc., a Delaware corporation, Trian Partners, L.P., a Delaware limited partnership, Trian Partners Master Fund, L.P., a Cayman Islands limited partnership, Trian Partners Parallel Fund I, L.P., a Delaware limited partnership, Trian Partners Parallel Fund II, L.P., a Delaware limited partnership, Trian Fund Management, L.P., a Delaware limited partnership, Trian Fund Management GP, LLC, a Delaware limited liability company, Nelson Peltz, an individual and resident of the State of New York, Peter W. May, an individual and resident of the State of New York, and Edward P. Garden, an individual and resident of the State of Connecticut. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the parties hereto are the parties to the Agreement, dated as of November 5, 2008 (the “Agreement”), and, subject to the terms set forth herein, wish to amend the Agreement as set forth herein;

WHEREAS, a majority of the Independent Directors have approved this Amendment pursuant to Section 6.5 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments to the Agreement

Upon the effectiveness of this Amendment pursuant to Section 2.1 hereof:

1.1.      The second sentence of Section 4 of the Agreement shall be deleted and replaced with the following two sentences:

“This Agreement (other than Sections 3.1(a), 3.1(b) and Sections 6.1 through 6.10 of the Agreement, which shall survive until terminated pursuant to the next sentence below) shall terminate on the earliest to occur of (i) if the Trian Group shall, at any time, sell or otherwise dispose of or cease to own any Company Voting Securities so that the Trian Group beneficially owns, in the aggregate less than 15% of the Combined Voting Power of Company Voting Securities; (ii) November 5, 2011; and (iii) at such time as any Person that is not an Affiliate or Associate of, or member of a 13D/G Group with, the Trian Group shall make an offer to purchase an amount of shares which when added to the shares already beneficially owned by such Person and its Affiliates and Associates equals or exceeds 50% or more of the Combined Voting Power of Company Voting Securities (whether by way of tender offer, merger, consolidation, recapitalization or otherwise) or all or substantially all of the Company’s assets or shall solicit proxies with respect to a majority slate of directors. Sections 3.1(a), 3.1(b) and Sections 6.1 through 6.10 of the Agreement shall terminate on the earliest to occur of the events described in clauses (i) and (iii) of the immediately preceding sentence.”

Section 2.	Effectiveness and Termination of Amendment

2.1.      This Amendment shall become effective simultaneously with the effectiveness of an amendment to the Company’s certificate of incorporation or an amendment and restatement thereof filed with the Secretary of State of the State of Delaware providing for, without limitation, the repeal of Article VI of the Company’s certificate of incorporation (the “Charter Amendment”).

2.2.      This Amendment shall terminate and shall be null and void ab initio if the Charter Amendment shall not have become effective by June 15, 2009.

Section 3.	Miscellaneous

3.1.      The provisions of Sections 6.1, 6.3, 6.4, 6.6, 6.7, 6.8 of the Agreement are hereby incorporated by reference in this Amendment.

3.2.      Except as expressly amended hereby, the provisions of the Agreement are and shall remain unmodified and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

STOCKHOLDERS

TRIAN PARTNERS, L.P.
By:	Trian Partners GP, L.P., its general partner

By:	Trian Partners General Partner, LLC, its general partner

By:	/s/ Edward P. Garden
Name: Edward P. Garden Title: Member

TRIAN PARTNERS MASTER FUND, L.P.

By:	Trian Partners GP, L.P., its general partner

By:	Trian Partners General Partner, LLC, its general partner

By:	/s/ Edward P. Garden
Name: Edward P. Garden Title: Member

TRIAN PARTNERS PARALLEL FUND I, L.P.

By:	Trian Partners Parallel Fund I General Partner LLC, its general partner

By:	/s/ Edward P. Garden
Name: Edward P. Garden Title: Member

TRIAN PARTNERS PARALLEL FUND II, L.P.

By:	Trian Partners Parallel Fund II GP, L.P., its general partner

By:	Trian Partners Parallel Fund II General Partner, LLC, its general partner

By:	/s/ Edward P. Garden
Name: Edward P. Garden Title: Member

MANAGEMENT COMPANY

TRIAN FUND MANAGEMENT, L.P.

By:	Trian Fund Management GP, L.P., its general partner

By:	/s/ Edward P. Garden
Name: Edward P. Garden Title: Member

MEMBERS
/s/ Nelson Peltz
Nelson Peltz

/s/ Edward P. Garden
Edward P. Garden

/s/ Peter W. May
Peter W. May

COMPANY

WENDY’S/ARBY’S GROUP, INC.

By:	/s/ Nils H. Okeson
Name: Nils H. Okeson Title: Senior VP and General Counsel